SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2006


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 26, 2006, the shareholders of Steel Technologies Inc. (the Company) voted to adopt the 2006 Restricted Stock Plan (the 2006 Plan), which was previously approved by the Board of Directors on November 4, 2005.

The 2006 Plan authorizes the award of stock, as described below, for up to 300,000 shares of the Company's Common Stock, no par value, which may be awarded as authorized, but unissued, shares. All awards under the 2006 Plan will be made in consideration of services rendered or to be rendered by officers and key employees ("employees") of the Company, its subsidiaries and entities ("related entities") in which the Company has a substantial equity interest, to encourage them to achieve the Company's profit, growth and performance objectives through Common Stock ownership.

The 2006 Plan provides for the award of shares to employees from and after the date the 2006 Plan is approved by the shareholders. No shares may be awarded under the 2006 Plan after January 26, 2016. The Compensation Committee (a committee of directors, none of whom are employees of the Company) will determine the persons to receive awards under the 2006 Plan and the number of shares to be subject to each award. The terms of any award of shares will be determined by the Compensation Committee in its sole discretion at the time of the award. Unless otherwise specified by the Committee, none of the shares awarded shall be restricted for a period of less than one year or more than ten years. The number of shares which may be awarded to any single employee will not be limited by the 2006 Plan.

Each award granted under the 2006 Plan will be evidenced by an agreement that will impose certain conditions and restrictions on the shares awarded. Stock awarded under the 2006 Plan shall not be sold, assigned, transferred, or otherwise disposed of during the applicable restriction period(s). If the employment of a participant in the 2006 Plan terminates by reason of permanent total disability or death, the restrictions imposed shall terminate, and certificates for shares of Common Stock shall be released from escrow and delivered to the participant or to participant's personal representative.

A copy of the 2006 Restricted Stock Plan is attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                    Description of Exhibit

            10.1                        2006 Restricted Stock Plan
            10.2                        Form of Restricted Stock Agreement


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
(Registrant)







  By      /s/ Joseph P. Bellino
          -----------------------------
          Joseph P. Bellino
          Chief Financial Officer





Dated: January 26, 2006

                                   EXHIBIT 10.1


                             STEEL TECHNOLOGIES INC.
                           2006 RESTRICTED STOCK PLAN

                               1. PURPOSE OF PLAN

     The Steel Technologies Inc. 2006 Restricted Stock Plan (the "2006 Plan") is established by Steel Technologies Inc. on behalf of itself, its subsidiaries and affiliates1 (collectively, the "Company") in securing and retaining key employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock.

                        2. STOCK SUBJECT TO THE 2006 PLAN

     The shares that may be awarded under the 2006 Plan (without payment by participants) shall be the common stock, no par value, of the Company, and shall be authorized, but unissued, shares. The maximum number of shares of Common Stock that may be awarded hereunder (subject to any adjustments as provided below) shall not in the aggregate exceed 300,000 shares. Shares forfeited as a result of a participant's termination of employment shall again become available for award under the 2006 Plan.

                                3. ADMINISTRATION

     The 2006 Plan shall be administered by the Compensation Committee of the Board of Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Committee"). No member of the Committee shall be eligible to participate in the 2006 Plan.

     The Committee shall have the sole authority to (i) award shares under the 2006 Plan; (ii) consistent with the 2006 Plan, determine the provisions of the shares to be awarded, the restrictions and other terms and conditions applicable to each award of shares under the 2006 Plan; (iii) interpret the 2006 Plan, the instruments evidencing the restrictions imposed upon stock awarded under the 2006 Plan and the shares awarded under the 2006 Plan; (iv) adopt, amend and rescind rules and regulations for the administration of the 2006 Plan; and (v) generally administer the 2006 Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the
Committee shall be binding upon all participants. Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.
--------------------
1 This includes Steel Technologies Inc.'s Mexican subsidiary, Steel Technologies de Mexico S.A. de C.V. and corporate joint venture, Mi-Tech Steel, Inc.

                                 4. ELIGIBILITY

     Key employees, including officers, of the Company who are, from time to time, responsible for the management, growth and protection of the business of the Company shall be eligible for awards of stock under the 2006 Plan. No member of the Board of Directors of the Company shall be eligible to participate in the 2006 Plan unless such director is also an employee of the Company. The employees who shall receive awards under the 2006 Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be awarded to each such employee selected. The Committee may, within the terms of the 2006 Plan, be selective and non-uniform with respect to its determination of the amount of awards and the eligible employees to whom such awards are made.

                        5. RIGHTS WITH RESPECT TO SHARES

     An employee to whom an award of Common Stock is made hereunder shall have, after delivery to the Company or its designee of a certificate or certificates for such stock to be held in escrow on such employee's behalf, all rights of ownership with respect to such stock including the right to vote the same and receive any dividends paid thereon, subject, however, to the terms, conditions and restrictions contained in the 2006 Plan and in the instrument under which the award is made.

                          6. INVESTMENT REPRESENTATION

     If the shares of Common Stock that have been awarded to an employee pursuant to the terms of the 2006 Plan are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such employee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such employee pursuant to the 2006 Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and (ii) that such employee as acquired such shares of Common Stock for the participant's own account and not with a view to the distribution thereof.

                                 7. RESTRICTIONS

(a) Terms, Conditions and Restrictions. In addition to such other terms, conditions and restrictions as may be imposed by the Committee and contained in the instrument under which awards of Common Stock are made pursuant to the 2006 Plan, (i) no Common Stock so awarded shall be restricted for a period (the "Restriction Period") of less than one year or more than ten years unless otherwise specified by the Committee; and (ii) except as provided in paragraph
(e) below, the recipient of the award shall remain in the employ of the Company during the Restriction Period or otherwise forfeit all right, title and interest in and to the shares subject to such restrictions.

(b) Transferability Restriction. No share awarded under the 2006 Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable thereto.

(c) Agreements; Stock Legend. As a condition to the grant of an award under the 2006 Plan, each eligible employee selected to participate shall execute and deliver to the Company an agreement in form and substance satisfactory to the Committee reflecting the conditions and restrictions imposed upon the Common Stock awarded. Certificates for shares of Common Stock delivered pursuant to such awards may, if the Committee so determines, bear a legend referring to the restrictions and the instruments to which such awards are subject.

(d) Additional Conditions. In the agreements evidencing awards or otherwise, the Committee may impose such other and additional terms, conditions and restrictions upon the award as it, in its discretion, deems appropriate including, without limitation, that the Company shall have the right to deduct from payments of any kind due to the participant any federal, state or local taxes of any kind required by law to be withheld with respect to the shares awarded.

(e) Lapse of Restrictions. The restrictions imposed under paragraph (a) above shall terminate with respect to the shares of Common Stock to which they apply on the earliest to occur of the following, unless otherwise specified by the
Committee:

         (i)      the expiration of the Restriction Period;

         (ii)     the participant's total and permanent disability; or

         (iii)    the participant's death.

     Certificates for shares of Common Stock with respect to which restrictions have lapsed as provided above shall, upon lapse thereof, be released from escrow and delivered to the participant or, in the event of participant's death, to participant's personal representative. Any stock legend referring to the restrictions imposed hereunder shall thereupon be removed.

                        8. CHANGES IN CAPITAL OR CONTROL

     If the outstanding Common Stock of the Company subject to the 2006 Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization, an appropriate adjustment shall be made in the number and kind of shares that have been awarded pursuant to the 2006 Plan and are subject to restrictions imposed by the 2006 Plan and that may thereafter be awarded hereunder.

     Notwithstanding any other provision of the 2006 Plan, upon the occurrence of a Change in Control, as defined below, the stock certificates evidencing any Restricted Shares shall be cancelled and the Company shall make a cash payment to the participants in an amount equal to the highest price per share received by holders of the Company's Common Stock in connection with the Change in Control multiplied by the then number of Restricted Shares, with any non-cash consideration valued in good faith by the Committee. The Company shall have the right to withhold from sums due to the Participant (or to require the Participant to remit to the Company) an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to making such payments.

     For purposes of the 2006 Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

     (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Common Stock;

     (b) there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (c) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another Company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such Company or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

     In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and the employment of a participant is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution and the participants shall be entitled to the payment as of such date with respect to any forfeited Restricted Shares.

                                9. MISCELLANEOUS

(a) No Right to Receive Award. Nothing in the 2006 Plan shall be construed to give any employee of the Company any right to receive an award under the 2006 Plan.

(b) Additional Shares Received With Respect to Restricted Stock. Any shares of Common Stock or other securities of the Company received by an employee as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to shares of Common Stock received pursuant to an award hereunder shall have the same status, be subject to the same restrictions and bear the same legend, if any, as the shares received pursuant to the original award.

(c) No Effect on Employment Rights. Nothing in the 2006 Plan or in the instruments evidencing the grant of an award hereunder shall in any manner be construed to limit in any way the right of the Company or a subsidiary to terminate an employee's employment at any time, or give any right to an employee to remain employed by the Company.

                         10. EFFECTIVE DATE OF 2006 PLAN

     The 2006 Plan shall become effective when approved by the Shareholders of the Company.

                                 11. AMENDMENTS

     The Committee may amend or terminate the 2006 Plan without shareholder approval unless shareholder approval is required by any federal or state law or regulation or the rules of The Nasdaq Stock Market. The Committee shall not have the right to amend the 2006 Plan to:

     (i) except as provided in paragraph 9(b) of the 2006 Plan, increase the maximum number of shares reserved for purposes of the 2006 Plan;

     (ii) extend the duration of the 2006 Plan; or

     (iii)materially increase the benefits accruing to participants under the 2006 Plan.

     Any amendment or alteration which impairs the rights of any participant during the Restriction Period is not effective unless written consent from the participant is obtained.

                          12. DURATION AND TERMINATION

     This 2006 Plan shall terminate, and no further stock shall be awarded hereunder, after January 26, 2016. In addition, the Committee may terminate the 2006 Plan at any time prior thereto. The termination of this 2006 Plan shall not, however, affect any restriction previously imposed or restricted stock awarded pursuant to this 2006 Plan.

                        13. COMPLIANCE WITH SECTION 16(B)

     The 2006 Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All transactions involving the Company's executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the 2006 Plan. Any provision of the 2006 Plan that is contrary to a condition of Rule 16b-3 shall not apply to executive officers of the Company.

                                   EXHBIT 10.2



                       FORM OF RESTRICTED STOCK AGREEMENT
                       PURSUANT TO STEEL TECHNOLOGIES INC.
                           2006 RESTRICTED STOCK PLAN

     THIS RESTRICTED STOCK AGREEMENT is made this _____ day of _________, _____ by and between ________________________ (the "Participant") and Steel Technologies Inc., a Kentucky corporation, on behalf of itself, its subsidiaries and affiliates (collectively, the "Company") pursuant to the Company's 2006 Restricted Stock Plan (the "2006 Plan").

     WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Company at its meeting on __________ authorized and directed the Company to make an award of stock to the Participant under the 2006 Plan for the purposes expressed in the 2006 Plan;

     NOW  THEREFORE,   in   consideration   of  the  foregoing  and  the  mutual
undertakings herein contained, the parties agree as follows:

1. Grant of Stock. In accordance with the terms of the 2006 Plan and subject to the further terms, conditions and restrictions contained in this Agreement, the Company hereby grants to the Participant ______ shares (the "Shares") of the Company's common stock, no par value (the "Common Stock"). As long as the Shares are subject to the Restrictions set forth in Section 4 of this Agreement, such shares shall be deemed to be, and are referred to in this Agreement as, the "Restricted Shares." The Shares granted shall be authorized, but unissued, shares.

2. Certificates for Shares. Certificates evidencing Restricted Shares shall be deposited with the Company to be held in escrow until such Shares are released to the Participant or forfeited in accordance with this Agreement. The Participant shall, simultaneously with the delivery of this Agreement, deliver to the Company a stock power, in blank, executed by the Participant. If any Restricted Shares are forfeited, the Company shall direct the transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates for such Restricted Shares and to return the Shares represented thereby to the Company's treasury.

3. Adjustments in Restricted Shares. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall make equitable adjustments in the Restricted Shares corresponding to adjustments made by the Committee in the number and class of shares of Common Stock which may be issued under the 2006 Plan. Any new, additional or different securities to which the Participant shall be entitled in respect of Restricted Shares by reason of such adjustment shall be deemed to be Restricted Shares and shall be subject to the same terms, conditions, and restrictions as the Restricted Shares so adjusted.

4. Restrictions. During applicable periods of restriction determined in accordance with Section 6 of this Agreement, Restricted Shares and all rights with respect to such Shares, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as "Restrictions"), but the Participant shall have all other rights of a stockholder, including, but not limited to, the right to vote and receive dividends on Restricted Shares.

5. Forfeiture of Restricted Shares. In the event that the Participant terminates employment with the Company for any reason other than his or her death or permanent disability, such event shall constitute an "Event of Forfeiture" and all Shares which at that time are Restricted Shares shall thereupon be forfeited by the Participant to the Company without payment of any consideration by the Company, and neither the Participant nor any successor, heir, assign or personal representative of the Participant shall have any right, title or interest in or to such Restricted Shares or the certificates evidencing them.

6. Lapse of Restrictions. (a) Except as provided in subsection (b) below, the Restrictions on the Restricted Shares granted under this Agreement shall lapse ratably on each of the anniversaries of the date of this Agreement in accordance with the following schedule:

                                  INSERT TABLE

(b) In the event that a Participant's employment with the Company terminates as a result of his or her death or permanent disability, the Restrictions shall lapse on the Restricted Shares (if not already lapsed pursuant to subsection (a) above) on the date of such event.

     Upon lapse of the Restrictions in accordance with this Section, the Company shall, as soon as practicable thereafter, deliver to the Participant, or to the Participant's personal representative, an unrestricted certificate for the Shares with respect to which such Restrictions have lapsed.

7. Withholding Requirements. The Company shall have the right to withhold from sums due to the Participant (or to require the Participant to remit to the Company) an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to making such payments or delivering any certificate evidencing such Shares.

8. Change in Control. Notwithstanding any other provision of this Agreement or the 2006 Plan, upon the occurrence of a Change in Control, as defined below, the stock certificates evidencing any Restricted Shares shall be cancelled and the Company shall make a cash payment to Participant in an amount equal to the highest price per share received by holders of the Company's Common Stock in connection with the Change in Control multiplied by the then number of Restricted Shares, with any non-cash consideration valued in good faith by the Committee.

     For purposes of the 2006 Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

     (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner
(within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Common Stock;

     (b) there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (c) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another Company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such Company or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

     In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and Participant's employment is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution and Participant shall be entitled to the payment as of such date with respect to any forfeited Restricted Shares.

9. Effect of Employment. Nothing contained in this Agreement shall confer upon the Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Participant.

10. Amendment. This Agreement may not be amended except with the consent of the Committee and by a written instrument duly executed by the Participant and the Company.

11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. Participant acknowledges receipt of a copy of the 2006 Plan, which is annexed hereto, represents that he or she is familiar with the terms and provisions thereof and accepts the award of Shares hereunder subject to all of the terms and conditions thereof and of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under the 2006 Plan or this Agreement.

     IN WITNESS WHEREOF, the Company and the Participant have each executed and delivered this Agreement as of the date first above written.

STEEL TECHNOLOGIES INC.



___________________________
Chief Executive Officer


PARTICIPANT:


___________________________





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